SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): AUGUST 12, 1998


                                 MGI PROPERTIES
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    MASSACHUSETTS                   1-6833           04-6268740
- --------------------------------------------------------------------------------
(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


                ONE WINTHROP SQUARE, BOSTON, MASSACHUSETTS 02110
- --------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000

Item 5.  OTHER EVENTS.

                  On August 12,  1998,  the Board of Trustees of MGI  Properties
(NYSE:  MGI)  (the  "Trust")  approved  severance   agreements  (the  "Severance
Agreements") for W. Pearce Coues, Chairman of the Board of Trustees of the Trust, Phillip C. Vitali, Executive Vice President and Treasurer of the Trust, Robert Ware, Executive Vice President of the Trust, and Karl Weller, Senior Vice President of the Trust to encourage such executives to remain employed with the Trust as the Trust continues its strategic review of alternatives for maximizing shareholder value, including a possible liquidation of the Trust's properties. On August 12, 1998, the Trust publicly announced that its Board of Trustees had approved a plan of complete liquidation and termination of the Trust (the "Plan") and directed that the Plan be submitted to the Trust's shareholders for approval. The Plan is to be voted on by the Trust's shareholders at a special meeting set for October 14, 1998.

                  The Severance Agreements provide for, among other things, cash severance payments upon a termination of the Trust pursuant to a plan of complete liquidation, a termination of the executive's employment without cause after the date the shareholders of the Trust have approved a plan of complete liquidation or a change in control as follows: W. Pearce Coues - $860,000;
Phillip C. Vitali - $472,500; Robert Ware - $576,346; and Karl Weller - $457,500. For additional information, reference is made to the form of Severance Agreement which is incorporated herein by reference and attached hereto as
Exhibit 10.1.

                  This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are dependent on a number of factors which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such factors include, among other things, the risks of future action or inaction by the Board of Trustees (and the actual results thereof) with respect to the Plan (including the possibility of litigation pertaining thereto), the net realizable value of the properties upon liquidation thereof, current market conditions remaining the same or improving, maintaining the current occupancy and rent levels at the properties, as well as those risk factors set forth under "Forward-Looking Statements," in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Trust's Form 10-K for the year ended November 30, 1997 and in its most recent report on Form 10-Q and Current Reports on Form 8-K, dated June 18, 1998 and August 12, 1998.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

         (C) EXHIBITS


         EXHIBIT NO.                    EXHIBIT

           10.1             Form of Severance Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MGI PROPERTIES
                                          (Registrant)



Dated: September 30, 1998                By: /s/ Phillip C. Vitali
                                            ------------------------------------
                                             Name:  Phillip C. Vitali
                                             Title: Executive Vice President
                                                    and Treasurer
                                                    (Chief Financial Officer)

                                  EXHIBIT INDEX


10.1              Form of Severance Agreement